                                                                  Exhibit (s)(2)

                                POWER OF ATTORNEY

     We, the undersigned officers and Trustees of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes or James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, Registration Statements and any and all amendments (including post-effective amendments) to such Registration Statements on Form N-2 filed by Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund with the Securities and Exchange Commission in respect of any class of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

           Signature              Title         Date
           ---------              -----         ----


/s/ Benjamin C. Esty             Trustee   April 29, 2005
------------------------------
Benjamin C. Esty


Ralph F. Verni                   Trustee   April 29, 2005
------------------------------
Ralph F. Verni

                               POWER OF ATTORNEY

     We, the undersigned officers and Trustees of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes or James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, Registration Statements and any and all amendments (including post-effective amendments) to such Registration Statements on Form N-2 filed by Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund with the Securities and Exchange Commission in respect of any class of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

           Signature              Title         Date
           ---------              -----         ----


Benjamin C. Esty                 Trustee   April 29, 2005
------------------------------
Benjamin C. Esty


/s/ Ralph F. Verni               Trustee   April 29, 2005
------------------------------
Ralph F. Verni